                                                                    Exhibit 10.2


                              GRANITE CONSTRUCTION

                         PROFIT SHARING AND 401(k) PLAN

                   As Amended and Restated Effective as of January 1, 2001

                                TABLE OF CONTENTS


Section                                                                                   Page
-------                                                                                   ----

1.  Nature of the Plan......................................................................1

2.  Definitions.............................................................................1

3.  Eligibility and Participation...........................................................8

4.  Contributions..........................................................................11

5.  Investment of Trust Assets.............................................................19

6.  Allocations to Participants' Accounts..................................................21

7.  Allocation Limitation..................................................................24

8.  Frozen Gibbons Accounts................................................................26

9.  Disclosure to Participants.............................................................28

10.  Vesting and Forfeitures...............................................................29

11.  Years of Vesting Service and Break in Service.........................................30

12.  When Capital Accumulation Will Be Distributed.........................................31

13.  Hardship Withdrawals..................................................................34

14.  How Capital Accumulation Will Be Distributed..........................................36

15.  No Assignment of Benefits.............................................................38

16.  Administration........................................................................38

17.  Claims Procedure......................................................................42

18.  Limitation on Participants' Rights....................................................43

19.  Future of the Plan....................................................................44

20.  "Top-Heavy" Contingency Provisions....................................................45

21.  Governing Law.........................................................................47

22.  Execution.............................................................................47



                              GRANITE CONSTRUCTION

                         PROFIT SHARING AND 401(k) PLAN

                   As Amended and Restated Effective As of January 1, 2001



Section 1. Nature of the Plan.

        The purpose of this Plan is to enable participating Employees to save funds on a tax-favored basis and to provide Participants with an opportunity to accumulate capital for their future economic and retirement security.

        The Plan, which was originally adopted effective as of January 1, 1995, as an amendment and restatement of the Granite Construction Company Profit Sharing Plan Trust Agreement (originally effective January 1, 1976), and amended and restated as of January 1, 1999, is hereby amended and restated effective as of January 1, 2001. The Plan is a profit sharing plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), that contains a "cash or deferred arrangement" under Section 401(k) of the Code.

        All Trust Assets held under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is administered by an Administrative Committee for the exclusive benefit of Participants (and their Beneficiaries).

Section 2. Definitions.

        In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall be deemed to include the other, the terms "he,"

"him" and "his" shall refer to a Participant, and the capitalized terms shall have the following meanings:



  Account...................................    One of several accounts maintained to
                                                record the interest of a Participant. See
                                                Section 6.

  Additional 401(k)                             Employer Contributions made pursuant to
  Contributions.............................    Participant elections under Section 4(b)(2).

  Affiliate.................................    Any corporation which is a member of a
                                                controlled group of corporations (within
                                                the meaning of Section 414(b) of the Code)
                                                or an affiliated service group (within the
                                                meaning of Section 414(m) of the Code) of
                                                which the Company is also a member or any
                                                trade or business (whether or not
                                                incorporated) which is under common
                                                control with the Company (within the
                                                meaning of Section 414(c) of the Code).

  Allocation Date...........................    December 31st of each year (the last day
                                                of each Plan Year).

  Beneficiary...............................    The person (or persons) entitled to
                                                receive any benefit under the Plan in the
                                                event of a Participant's death. See
                                                Section 14(b).

  Board of Directors........................    The Board of Directors of the Company.

  Break in Service..........................    A Plan Year in which an Employee is not
                                                credited with more than 500 Hours of
                                                Service as a result of his termination of
                                                Service. See Section 11(b).


  Capital Accumulation......................    A Participant's vested, nonforfeitable
                                                interest in his Accounts under the Plan.
                                                Each Participant's Capital Accumulation
                                                shall be determined in accordance with the
                                                provisions of Section 10 and distributed
                                                as provided in Sections 12, 13 and 14.

  Catch Up Contributions....................    Employer Contributions made pursuant to
                                                Participant elections under Section
                                                4(b)(3).


  Code......................................    The Internal Revenue Code of 1986, as
                                                amended.

  Committee.................................    The Administrative Committee appointed by
                                                the Board of Directors to administer the
                                                Plan. See Section 16.

  Company...................................    Granite Construction Incorporated, a
                                                Delaware corporation.

  Compensation..............................    The Statutory Compensation paid to an
                                                Employee by his Employer, but excluding
                                                (1) reimbursements or other expense
                                                allowances (including travel expense
                                                allowances), (2) fringe benefits (cash and
                                                noncash), (3) moving expenses, (4) welfare
                                                benefits, (5) any amount in excess of
                                                $200,000 ($170,000 for the Plan Year
                                                ending December 31, 2001), as adjusted
                                                periodically after 2002 for increases in
                                                the cost of living pursuant to Section
                                                401(a)(17) of the Code), and (6) any
                                                amount paid to an Employee pursuant to the
                                                terms of a collective bargaining
                                                agreement.

  Disability................................    Any mental or physical incapacity of an
                                                Employee that, in the opinion of a
                                                licensed physician selected by the
                                                Company, renders the Employee totally and
                                                permanently incapable of performing his
                                                assigned duties with an Employer and
                                                results in his termination of Service.

  Employee..................................    Any individual who is treated as a
                                                common-law employee by an Employer;
                                                provided, however, that an independent
                                                contractor (or other individual) who is
                                                reclassified as a common-law employee on a
                                                retroactive basis shall not be treated as
                                                having been an Employee for purposes of
                                                the Plan for any period prior to the date
                                                that he is so reclassified. A leased
                                                employee is not an Employee for purposes
                                                of the Plan. For this purpose, a "leased
                                                employee," as described in Section
                                                414(n)(2) of the Code, is any individual
                                                who is not treated as a common-law


                                                employee by the Company or an Affiliate
                                                and who provides services to the Company
                                                or an Affiliate if (A) such services are
                                                provided pursuant to an agreement between
                                                the Company or an Affiliate and a leasing
                                                organization, (B) such individual has
                                                performed services for the Company or an
                                                Affiliate on a substantially full-time
                                                basis for a period of at least one year,
                                                and (C) such services are performed under
                                                the primary direction or control of the
                                                Company or an Affiliate.

  Employer..................................    The Company and each Affiliate which is
                                                designated as an Employer by the Board of
                                                Directors and which adopts the Plan for
                                                the benefits of its Employees.

  Employer Contributions....................    Payments made to the Trust by an Employer
                                                (other than Rollover Contributions) as
                                                described in Sections 4(a), (b) and (c).

  ERISA.....................................    The Employee Retirement Income Security
                                                Act of 1974, as amended.

  ESOP......................................    The Granite Construction Employee Stock
                                                Ownership Plan, an employee stock
                                                ownership plan under Section 4975(e)(7) of
                                                the Code.

  ESOP Diversification
  Account....................................   The Account which reflects a Participant's
                                                interest attributable to amounts
                                                transferred from the ESOP pursuant to the
                                                diversification election procedures of the
                                                ESOP.

  401(k) Account.............................   The Account which reflects a Participant's
                                                interest under the Plan attributable to
                                                401(k) Contributions and Catch Up
                                                Contributions. See Section 6.

  401(k) Compensation........................   The Compensation paid to an Employee by
                                                his Employer, excluding any amounts that
                                                are contributed by an Employer on his
                                                behalf that are not included in gross
                                                income under Section 125 of the Code. For
                                                this purpose, 401(k) Compensation shall
                                                only include 401(k) Compensation that is
                                                paid to the Employee for


                                                the portion of a Plan Year during which he
                                                is eligible to participate in the Plan.

  401(k) Contributions......................    Employer Contributions made pursuant to
                                                Participant elections under Section 4(b).
                                                Any reference made to 401(k) Contributions
                                                in the Plan shall generally include a
                                                Participant's Additional 401(k)
                                                Contributions.

  Forfeiture................................    The portion of a Participant's Accounts
                                                which does not become a part of his
                                                Capital Accumulation and which is
                                                forfeited under Section 10(b).

  Frozen Elective Deferral
  Account...................................    The Account which reflects a Participant's
                                                interest in his "elective deferral
                                                account" under the Gibbons Plan that was
                                                transferred to the Plan on May 1, 1998.
                                                See Section 8(a).

  Frozen General Account....................    The Account which reflects a Participant's
                                                interest in his "rollover account,"
                                                "employer matching contribution account"
                                                and "employer profit-sharing contribution
                                                account" under the Gibbons Plan that was
                                                transferred to this Plan on May 1, 1998.
                                                See Section 8(a).

  Gibbons Employee..........................    A Participant who became an Employee as a
                                                result of the Company's acquisition of G.
                                                G. & R., Inc. (formerly known as the
                                                Gibbons Company) and its affiliates on May
                                                8, 1995.

  Gibbons Plan..............................    The Gibbons Company Profit Sharing and
                                                Retirement Plan, a qualified defined
                                                contribution plan that was terminated,
                                                effective as of March 31, 1998, (excluding
                                                the portion of the plan that was a "cash
                                                or deferred arrangement" under Section
                                                401(k) of the Code). Amounts attributable
                                                to the portion of the plan that was a
                                                "cash or deferred arrangement" were
                                                transferred from the Gibbons Plan to this
                                                Plan on the behalf of Gibbons Employees on
                                                May 1, 1998.


  Highly Compensated
  Employee..................................    An Employee who (1) was a "5% owner" at
                                                any time during the Plan Year or preceding


                                                Plan Year, or (2) received Statutory
                                                Compensation in excess of $85,000 in the
                                                preceding Plan Year and was in the
                                                top-paid 20% group of Employees for such
                                                preceding Plan Year. The $85,000 amount
                                                shall be adjusted after 2001 for increases
                                                in the cost of living pursuant to Section
                                                414(q)(1) of the Code.

  Hour of Service...........................    Each hour of Service for which an Employee
                                                is credited under the Plan, as described
                                                in Section 3(d).

  Matching Account..........................    The Account which reflects each
                                                Participant's interest attributable to
                                                Matching Contributions. See Section 6.

  Matching Contributions.....................   Employer Contributions made under the Plan
                                                in amounts related to the 401(k)
                                                Contributions on behalf of each
                                                Participant. See Section 4(c).

  Participant................................   Any Employee or former Employee who has
                                                met the applicable eligibility
                                                requirements of Section 3 and who has not
                                                yet received a complete distribution of
                                                his Capital Accumulation.

  Plan.......................................   The Granite Construction Profit Sharing
                                                and 401(k) Plan, which includes this Plan
                                                and the Trust Agreement.

  Plan Year..................................   The 12-month period ending on each
                                                Allocation Date (and coinciding with each
                                                calendar year, which is the taxable year
                                                of the Company).

  Profit Sharing Account......................  The Account which reflects a Participant's interest under the Plan attributable to
                                                Profit Sharing Contributions. See Section
                                                6.

  Profit Sharing
  Contributions...............................  Employer Contributions made pursuant to
                                                Section 4(a).

  Retirement..................................  Termination of Service on or after attaining age 55 or, if later, the
                                                completion of ten Years


                                                of Vesting Service (but not later than the
                                                date he attains age 65 or, if later, the
                                                fifth anniversary of the date he became a
                                                Participant).

  Rollover Account............................  The Account which reflects a Participant's interest under the Plan attributable to
                                                Rollover Contributions. See Section 6.

  Rollover Contributions......................  Payments made to the Trust by a
                                                Participant under Section 4(e).

  Service.....................................  Employment with the Company and or any
                                                Affiliate. For any corporation or other
                                                business entity which is designated as an
                                                Employer whose Employees are eligible to
                                                participate in the Plan and for the
                                                employees of any other business
                                                substantially all the assets of which are
                                                acquired by an Employer, the Board of
                                                Directors may grant the Employees of such
                                                entity credit for their years of service
                                                with such entity (prior to the date that
                                                such entity became an Affiliate) for
                                                purposes of eligibility and vesting under
                                                the Plan. Such grant shall be evidenced by
                                                action of the Board of Directors and
                                                attached to and made a part of this Plan.

  Statutory Compensation.....................   The total remuneration paid to an Employee
                                                by an Employer during the Plan Year for
                                                personal services rendered, plus the
                                                amount of his 401(k) Contributions and
                                                Catch Up Contributions and any amounts
                                                that are contributed by an Employer on his
                                                behalf that are not included in gross
                                                income under Section 125 of the Code, but
                                                excluding employer contributions to a plan
                                                of deferred compensation, amounts realized
                                                in connection with stock options and
                                                amounts which receive special tax
                                                benefits.

  Stock......................................   Shares of common stock issued by the
                                                Company.

  Stock Fund.................................   The investment fund held by the Trust
                                                consisting of shares of Stock.


  Trust......................................   The Granite Construction Profit Sharing
                                                and 401(k) Plan Trust, created by the
                                                Trust Agreement entered into between the
                                                Company and the Trustee.

  Trust Agreement............................   The Agreement between the Company and the
                                                Trustee establishing the Trust and
                                                specifying the duties of the Trustee.

  Trust Assets...............................   The Stock (and other assets) held in the
                                                Trust for the benefit of Participants. See
                                                Section 5.

  Trustee....................................   The Trustee (and any successor Trustee)
                                                appointed by the Board of Directors to
                                                hold the Trust Assets.

  Year of Vesting Service....................   Each Plan Year in which an Employee is
                                                credited with at least 1000 Hours of
                                                Service. See Section 11(a).


Section 3. Eligibility and Participation.

        (a) Each Employee who was a Participant on December 31, 2000, shall continue as a Participant. Each other Employee shall become a Participant as of the Allocation Date of the Plan Year in which his Service began if he is credited with at least 1000 Hours of Service during that Plan Year and is still an Employee on the Allocation Date; provided, however, that an Employee who incurs a Disability during that Plan Year while an Employee shall become a Participant on the date of Disability and an Employee who dies during that Plan Year while an Employee shall become a Participant on the day prior to his date of death. Each other Employee who does not become a Participant pursuant to the preceding sentence shall become a Participant as of the June 30th or December 31st coinciding with or next following the date on which he is credited with at least 1000 Hours of Service over a period that does not exceed 12 consecutive months, provided that he is still an Employee on such June 30th or December 31st.

For this purpose, the eligibility computation period for determining the 1,000 Hours of Service requirement in the preceding sentence shall initially be the period of 12 consecutive months beginning on the Employee's initial date of Service and thereafter shall be the period of 12 consecutive months beginning on the anniversary date of the Employee's initial date of Service.

        Employees whose terms of employment are covered by a collective bargaining agreement shall not be eligible to participate in the Plan unless the collective bargaining agreement specifically provides for such Employees to participate in the Plan. Employees who are nonresident aliens who receive no earned income from the Company or an Affiliate that constitutes income from sources within the United States shall not be eligible to participate in the Plan. An Employee who ceases to be ineligible to participate in the Plan shall become a Participant as of the later of the date he ceases to be ineligible or the date described in the preceding paragraph.

        (b) A Participant shall be entitled to share in the allocation of Matching Contributions for each Plan Year in which he elects to make 401(k) Contributions; provided, however, that a Participant shall not be entitled to share in the allocation of Matching Contributions with respect to any Catch Up Contributions that are made to the Trust on his behalf. A Participant is entitled to share in the allocation of Profit Sharing Contributions and Forfeitures for each Plan Year in which he is credited with at least 1000 Hours of Service and in which he is an Employee on the Allocation Date. A Participant shall also entitled to share in the allocation of Profit Sharing Contributions and Forfeitures for the Plan Year of his Retirement, Disability or death.

        (c) A former Participant who is reemployed by an Employer shall become a Participant as of the date of his reemployment. A former Employee who is reemployed by an

Employer and who previously satisfied the service requirement described in
Section 3(a) shall become a Participant as of the later of the date of his reemployment or the date described in Section 3(a). Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

        (d) Hours of Service - For purposes of determining the Hours of Service to be credited to an Employee under the Plan, the following rules shall be applied:

            (1) Hours of Service shall include each hour of Service for which an
                Employee is paid (or entitled to payment) for the performance of duties; each hour of Service for which an Employee is paid (or entitled to payment) for a period during which no duties are performed (irrespective of whether Service has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or paid leave of absence; and each additional hour of Service for which back pay is either awarded or agreed to (irrespective of mitigation of damages); provided, however, that not more than 501 Hours of Service shall be credited for a single continuous period during which an Employee does not perform any duties (whether or not such period occurs in a single Plan Year or 12 month period, with respect to an Employee's initial eligibility computation period).

            (2) The crediting of Hours of Service shall be determined in accordance with the rules set forth in paragraphs (b) and (c) of
                Section 2530.200b-2 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification.

            (3) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically-related expenses.

            (4) Hours of Service that are credited for the performance of duties shall be determined from records maintained by the Employer; provided, however, that, in the case of an Employee whose Compensation is not determined on the basis of certain amounts for each hour worked and whose hours are not required to be counted and recorded by any Federal law (such as the Fair Labor Standards Act), such Employee's Hours of Service need not be determined from employment records, and such Employee shall be credited with ten Hours of Service for each day in which he would be credited with any Hours of Service. Hours of Service that are credited for periods during which no duties are performed or for back pay shall be credited on the basis of 40 Hours of Service for each week or eight Hours of Service for each day.

Section 4. Contributions.

        (a) Profit Sharing Contributions - Profit Sharing Contributions may be paid to the Trustee for each Plan Year in such amounts (or under such formula) as may be determined by the Board of Directors. Profit Sharing Contributions shall be paid to the Trustee not later than the due date (including extensions) for filing the Company's Federal income tax return for that Plan Year.

        (b) 401(k) Contributions -

            (1) Each Participant may elect as of the first business day of each month (or as soon as administratively feasible) to have a whole percentage (up to 10% (15% effective as of January 1, 2003) or such other percentage as may be determined by the Board of Directors) of his 401(k) Compensation per pay period withheld by his Employer and contributed to the Trust as 401(k) Contributions in lieu of receiving such amount as Compensation. For a Plan Year, a Participant's 401(k) Contributions may not exceed $10,500 (for 2001); $11,000 (for 2002);
$12,000 (for 2003); $13,000 (for 2004); $14,000 (for 2005); $15,000 (for 2006);
and as adjusted periodically after 2006 for increases in the cost of living pursuant to Section 402(g)(5) of the Code.

            (2) Additional 401(k) Contributions. Under rules established by the Committee, an eligible Participant may elect to have a portion of his 401(k) Compensation withheld by his Employer and contributed to the Trust as Additional 401(k) Contributions equal to the full amount of the quarterly cash dividends that are paid to him under Section 13(a) of the ESOP. An Additional 401(k) Contribution may be made for a Participant under the preceding sentence with respect to a calendar quarter only if he is an Employee on the last day of such calendar quarter and if he is not a participant in a non-qualified deferred compensation plan maintained by an Employer for such calendar quarter. An eligible Participant who is not a participant in a non-qualified deferred compensation plan maintained by an Employer may also elect to have any portion of his 401(k) Compensation contributed to the Plan as Additional 401(k) Contributions under the terms of the Employer's "cafeteria plan" under Section 125 of the Code. A Participant who is an Employee and is not a participant in a non-qualified deferred compensation plan maintained by an Employer may also elect to have up to 85% of his cash bonus (in 5% increments) under the Granite Construction Profit Sharing Cash Bonus Plan contributed to the Plan as Additional 401(k) Contributions, less such amounts as may be required to be withheld to satisfy tax withholding obligations.

            (3) Catch Up Contributions. Effective as of January 1, 2002, and under rules established by the Committee, each Participant who is eligible to make Catch Up Contributions may elect to have a portion of his 401(k) Compensation withheld by his Employer and contributed to the Trust as a Catch Up Contribution in lieu of receiving such amount as Compensation. A Participant will be eligible to make Catch Up Contributions under this Section 4(b)(3) if he has attained (or will attain) age 50 before the close of the Plan Year.

        For each Plan Year, a Participant's Catch Up Contributions may not exceed the lesser of (i) 100% of the Participant's 401(k) Compensation or (ii) $1,000 (for 2002); $2,000 (for 2003); $3,000 (for 2004); $4,000 (for 2005): and
$5,000 (for 2006); and as adjusted periodically after 2006 for increases in the cost of living pursuant to Section 414(v) of the Code. Any Catch Up Contributions in excess of the limits described in the preceding sentence shall be treated as 401(k) Contributions. In addition, if an eligible Participant has not exceeded the maximum amount of 401(k) Contributions permitted in accordance with the provisions of the Plan, all or a portion of his Catch Up Contributions will be treated as 401(k) Contributions until he has reached such maximum amount. The portion (if any) of a Participant's Catch Up Contributions that will be treated as 401(k) Contributions will be determined as of each Allocation Date.

        Catch Up Contributions shall not be taken into account for purposes of the Plan implementing the required limitations of Section 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11) 401(k)(12), 410(b) or 416 of the Code, as applicable, by reason of the making of Catch Up Contributions.

            (4) A Participant may change the amount of 401(k) Contributions and/or Catch Up Contributions to be withheld or cease to have any 401(k) Contributions and/or Catch Up Contributions withheld as of the first business day of each month or as soon as administratively feasible. A Participant who elects to cease to have any 401(k) Contributions and/or Catch Up Contributions withheld may not make a new election to have 401(k) Contributions and/or Catch Up Contributions withheld until the beginning of the following Plan Year. Each such election (and any changes thereof) shall be made on the payroll deduction authorization form supplied by the Participant's Employer and in accordance with administrative rules and procedures established by the Committee. 401(k) Contributions and Catch Up Contributions shall be paid by a Participant's Employer to the Trustee as soon as practicable but in no event later than the 15th business day of the month following the month in which such amounts are withheld from the Participant's 401(k) Compensation.

            (5) 401(k) Contributions made under this Section 4(b) shall be treated as automatically satisfying the nondiscrimination requirements of
Section 401(k)(3)(A)(ii) of the Code for any Plan Year in which Matching Contributions are made at the rates described in Section 4(c)(1), in accordance with Section 401(k)(12)(B)(iii) of the Code. For this purpose, the Committee shall provide each eligible Employee with a written notice informing such Employee of the amount he will be entitled to receive as a Matching Contribution under Section 4(c)(1) for the subsequent Plan Year (if he elects to make 401(k) Contributions to the Plan during such subsequent Plan Year), including a description of the Employee's rights and obligations under the Plan, as described in Internal Revenue Service Notice 98-52. For Employees who have satisfied the requirements of Section 3(a) prior to the beginning of a Plan Year (other than those Employees who terminate Service as a result of Disability or death), such notice shall be provided to such Employees at least 30 days (and no more than 90 days) prior to the first day of each Plan Year for which the Board has determined to make Matching Contributions at rates described in Section 4(c)(1). For Employees (other than those Employees who terminate Service as a result of Disability or death) who satisfy the requirements of Section 3(a) and
(c) during a Plan Year in which the Board has determined to make Matching Contributions at rates described in Section 4(c)(1), the written notice shall be provided no more than 90 days prior to the date that such Employees will become eligible under Section 3(a) (and no later than the date that such Employees become eligible).

        Catch Up Contributions made under this Section 4(b) shall be treated as automatically satisfying the nondiscrimination requirements of Section 401(k)(3)(A) of the Code.

            (6) 401(k) Contributions for Highly Compensated Employees shall be limited for any Plan Year in which no Matching Contributions are made to the Plan to the extent necessary to satisfy one of the deferral percentage tests described in Section 401(k)(3) of the Code and Section 1.401(k)-1(b) of the regulations thereunder. Such deferral percentage requirements shall be satisfied based upon the "current Plan Year testing method," as described in Internal Revenue Service Notice 98-1.

        The Committee may take any of the following corrective actions to satisfy the deferral percentage tests:

            (i) Prospectively limit the amount of 401(k) Contributions for some or all Highly Compensated Employees for such Plan Year, provided, however, that the Committee shall first limit the amount of Additional 401(k) Contributions for some or all Highly Compensated Employees for such Plan Year before limiting the amount of such Highly Compensated Employees' 401(k) Contributions; or

            (ii) Distribute all or a portion of the 401(k) Contributions made on behalf of a Highly Compensated Employee (together with any income attributable thereto) to him which are determined to be "excess contributions" within the meaning of Section 1.401(k)-1(g)(7) of the regulations. Such "excess contributions" are determined by reducing 401(k) Contributions made on behalf of Highly Compensated Employees in order of the actual deferral percentages beginning with the highest of such percentages. The actual deferral percentage of the Highly Compensated Employee with the highest such percentage shall be reduced until it equals that of the Highly Compensated Employee with the next highest percentage. This process shall be repeated until one of the tests described in Section 401(k)(3) of the Code and Section 1.401(k)-1(b) is passed. The amount of excess contributions to be distributed to Highly Compensated Employees under this
                Section 4(b)(5)(ii) shall be deemed attributable first to those Highly Compensated Employees who have the greatest dollar amount of 401(k) Contributions. Such excess contributions shall be reduced by any excess deferrals previously distributed under
                Section 4(b)(6) for the calendar year ending with the Plan Year. The amount of excess contributions to be distributed to an affected Highly Compensated Employee shall be taken first from the affected Highly Compensated Employee's Additional 401(k) Contributions, if any.


To the extent practicable, the Committee shall take such corrective action by March 15th of the following Plan Year; but in no event shall such action be taken later than the Allocation Date of the following Plan Year.

               (7) If during a Plan Year a Participant participates in more than one qualified cash or deferred arrangement described in Section 401(k) of the Code and the Participant notifies the Committee no later than the March 1st following any calendar year that all or a specified portion of the 401(k) Contributions made on the Participant's behalf for that calendar year should be paid to the Participant (together with any income attributable thereto) because such 401(k) Contributions constitute "excess deferrals," as described in Section 402(g)(2)(A) of the Code, distribution of such amounts to the Participant shall occur no later than the April 15th following the calendar year in which the "excess deferral" occurred.

               (8) Any determination and distribution of income attributable to 401(k) Contributions under Sections 4(b)(5)(ii) and (6) shall be made in accordance with Section 1.401(k)-1(f) of the regulations under the Code.

        (c) Matching Contributions -

            (1) Matching Contributions shall be paid by an Employer to the Trust together with the payment of the 401(k) Contributions to which the Matching Contributions relate; provided, however, that Matching Contributions attributable to Catch Up Contributions that are treated as 401(k) Contributions in accordance with Section 4(b)(3) shall be paid by an Employer to the Trust not later than the due date (including extensions) for filing the Company's Federal income tax return for that Plan Year. With respect to each Participant, the rate of

Matching Contribution shall be equal to (1) 2% for 1% of 401(k) Compensation deferred as 401(k) Contributions, (2) 2.5% for 2% of 401(k) Compensation deferred as 401(k) Contributions, (3) 3% for 3% of 401(k) Compensation deferred as 401(k) Contributions, (4) 3.5% for 4% of 401(k) Compensation deferred as 401(k) Contributions, or (5) 4% for 5% of 401(k) Compensation deferred as 401(k) Contributions. No Matching Contribution shall be made with respect to any Catch Up Contributions. In addition, no Matching Contributions shall be made with respect to amounts contributed as 401(k) Contributions by a Participant during any Plan Year that exceeds 5% of such Participant's 401(k) Compensation.

            (2) Matching Contributions made under Section 4(c)(1) shall be treated as automatically satisfying the nondiscrimination requirements of
Section 401(m)(2) of the Code in accordance with Section 401(k)(12)(B)(iii) of the Code. For this purpose, the Committee shall provide each Employee who has satisfied the requirements of Section 3(a) with a written notice in the manner described in Section 4(b)(4).

            (3) Matching Contributions shall be subject to the nondiscrimination testing requirements described in this Section 4(c)(3) if the rate of Matching Contributions is changed for any Plan Year to be a rate that does not satisfy
Section 401(m)(11) of the Code. For this purpose, Matching Contributions for Highly Compensated Employees shall be limited to the extent necessary to satisfy one of the contribution percentage requirements described in Section 401(m)(2) of the Code and Section 1.401(m)-1(b) of the regulations thereunder. Such contribution percentage requirements shall be satisfied based upon the "current Plan Year testing method," as described in Internal Revenue Service Notice 98-1.

        The Committee may take any of the following corrective actions to satisfy one of the contribution percentage tests:

            (i) Prospectively limit the amount of Matching Contributions for some or all Highly Compensated Employees for such Plan Year; or

            (ii) Forfeit all or a portion of the Matching Contributions made on behalf of a Highly Compensated Employee attributable to 401(k) Contributions that are distributed under Section 4(b)(5)(ii) above.

            (iii) Distribute all or a portion of the Matching Contributions made on behalf of a Highly Compensated Employee (together with any income attributable thereto) to him which are determined to be "excess aggregate contributions" within the meaning of Section 1.401(m)-1(f)(8) of the regulations. Such "excess aggregate contributions" are determined by reducing Matching Contributions made on behalf of Highly Compensated Employees in order of the actual contribution percentages beginning with the highest of such percentages. The actual contribution percentage of the Highly Compensated Employee with the highest such percentage shall be reduced until it equals that of the Highly Compensated Employee with the next highest percentage. This process shall be repeated until one of the tests described in Section 401(m)(2) of the Code and Section 1.401(m)-1(b) of the regulations is passed. The amount of excess aggregate contributions to be distributed to Highly Compensated Employees under this Section 4(c)(3)(iii) shall be deemed attributable first to those Highly Compensated Employees who have the greatest dollar amount of Matching Contributions.

To the extent practicable, the Committee shall take such corrective action by March 15th of the following Plan Year; but in no event shall such action be taken later than the Allocation Date of the following Plan Year.

        (d) Additional Provisions - Employer Contributions shall not be made for any Plan Year in amounts which can be allocated to no Participant's Accounts by reason of the allocation limitation described in Section 7 or in amounts which are not deductible under Section 404(a) of the Code. Any Employer Contributions which are not deductible under Section 404(a) of the Code may be returned to the Employer by the Trustee (upon the direction of the Company) within one year after the deduction is disallowed or after it is determined that the deduction is not available. In the event that Employer Contributions are paid to the Trust by reason of a mistake of fact, such Employer Contributions may be returned to the Employer by the Trustee (upon the direction of the Company) within one year after the payment to the Trust. The Employer shall pay any amounts attributable to 401(k) Contributions which are not deductible under Section 404(a) of the Code to the affected Participants as Compensation. In the event that 401(k) Contributions are paid to the Trust by reason of a mistake of fact, such 401(k) Contributions shall be returned to the Employer by the Trustee (upon the direction of the Company) within one year after the payment to the Trust. The Employer shall pay any amounts attributable to 401(k) Contributions which are paid to the Trust by reason of a mistake of fact to the affected Participants as Compensation.

        (e) Rollover Contributions - Subject to such terms and conditions as may be established from time to time by the Committee, an Employee who is in the class of Employees that is eligible to participate in the Plan in accordance with Section 3(a) may make a Rollover Contribution to the Trust by delivering such contribution in cash to the Trustee, together with a written certification, satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution under Section 402(c)(4) of the Code. Such Employee's Rollover Contributions shall be allocated to his Rollover Account.

        (f) Participant Contributions - Except as provided in Sections 4(b) and 4(e), no Participant shall be required or permitted to make contributions to the Trust.

Section 5. Investment of Trust Assets.

        (a) Each Participant shall direct the investment of his Accounts among such investment funds as the Committee shall from time to time cause to be made available, including the Stock Fund.

        The Stock Fund shall be made available only if the offering of such fund complies with the registration and/or qualification requirements of applicable Federal or state securities laws. The Stock Fund shall be invested in shares of Stock purchased by the Trustee from time to time in accordance with the provisions of the Trust Agreement. All dividends (whether cash or stock) with respect to the Stock in the Stock Fund shall be reinvested in the fund.

        (b) Investment elections by Participants shall be made in such increments and at such times as the Committee shall permit, in accordance with administrative rules and procedures established from time to time by the Committee, and shall be subject to such reasonable guidelines and limitations as the Committee shall deem to be appropriate for the efficient administration of the Plan. Each Participant shall bear the sole responsibility for the investment of such Accounts, and the Committee shall not have any responsibility or liability for any losses that may occur in connection with such investment. No Participant who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 may invest in the Stock Fund. In addition, no portion of a Participant's ESOP Diversification Account may be invested in the Stock Fund.

        (c) Each Participant (or Beneficiary) shall be entitled to direct the Trustee as to the manner in which shares of Stock then allocated to his Accounts will be voted. Each Participant (or Beneficiary) who is entitled to direct the Trustee as to the manner in which shares of Stock will be voted shall be provided with the proxy statement and other materials provided to Company shareholders in connection with each shareholder meeting, together with a form or forms upon which the Participant (or Beneficiary) shall have the right to give confidential voting instructions to the Trustee. A Participant (or Beneficiary) who does not give instructions to the Trustee shall be treated as having authorized the Committee to direct the Trustee as to the voting of his shares of Stock.

        In the event that there should be a tender or exchange offer for Stock, each Participant (or Beneficiary) will be entitled to direct the Trustee as to the manner in which to respond to such offer with respect to shares of Stock then allocated to his Accounts. Each Participant (or Beneficiary) who is entitled to direct the Trustee as to the manner in which the Trustee will respond to any such offer shall be provided with the tender offer materials and the Participant (or Beneficiary) shall have the right to provide confidential instructions to the Trustee as to the manner in which to respond to such offer with respect to the shares of Stock then allocated to his Accounts. A Participant (or Beneficiary) who does not give instructions to the Trustee shall be treated as having directed the Trustee not to tender.

        Each Participant (or Beneficiary) shall be a named fiduciary of the Plan for the purpose of providing directions as to the voting or tendering of the shares of Stock allocated to his Accounts.

Section 6. Allocations to Participants' Accounts.

        Profit Sharing Account - A Profit Sharing Account shall be maintained to reflect the interest of each Participant who is eligible to receive Profit Sharing Contributions or who had a prior profit sharing account under the Plan. The Profit Sharing Account maintained for a Participant shall be credited annually with his share of any Profit Sharing Contributions and Forfeitures. The Profit Sharing Account shall be credited throughout each Plan Year with its share of the net income (or loss) of the Trust. Subaccounts of a Participant's Profit Sharing

Account may be maintained to reflect the portion of the Profit Sharing Account that is invested in each investment fund.

        401(k) Account - A 401(k) Account shall be maintained to reflect the interest of each Participant under the Plan who makes 401(k) Contributions and/or Catch Up Contributions. The 401(k) Account maintained for a Participant shall be credited throughout each Plan Year with his 401(k) Contributions and/or Catch Up Contributions and with its share of the net income (or loss) of the Trust. Subaccounts of a Participant's 401(k) Account may be maintained to reflect Additional 401(k) Contributions, Catch Up Contributions and the portion of the 401(k) Account that is invested in each investment fund.

        Matching Account - A Matching Account shall be maintained to reflect the interest of each Participant who is eligible to receive Matching Contributions. The Matching Account maintained for a Participant shall be credited throughout each Plan Year with his share of any Matching Contributions. The Matching Account maintained for a Participant shall be credited throughout each Plan Year with its share of the net income (or loss) of the Trust. Subaccounts of a Participant's Matching Account may be maintained to reflect the portion of the Matching Account that is invested in each investment fund.

        Rollover Account - A Rollover Account shall be maintained to reflect the interest of each Employee who makes Rollover Contributions. The Rollover Account maintained for an Employee shall be credited throughout each Plan Year with the Employee's Rollover Contributions and with its share of the net income (or loss) of the Trust. Subaccounts of a Participant's Rollover Account may be maintained to reflect the portion of the Rollover Account that is invested in each investment fund.

        ESOP Diversification Account - An ESOP Diversification Account shall be maintained to reflect the interest of each Participant who elects to have a portion of his "stock account" under the ESOP transferred to the Plan in order to satisfy the diversification election requirements of Section 401(a)(28)(B) of the Code. The ESOP Diversification Account maintained for a Participant shall be credited annually with any amounts that are so transferred on behalf of a Participant. The ESOP Diversification Account shall be credited throughout each Plan Year with its share of the net income (or loss) of the Trust. Subaccounts of a Participant's ESOP Diversification Account may be maintained to reflect the portion of the ESOP Diversification Account that is invested in each investment fund. No portion of a Participant's ESOP Diversification Account may be invested in the Stock Fund.

        The allocations to Participants' Accounts for each Plan Year shall be made as follows:

        (a) Profit Sharing Contributions and Forfeitures - Profit Sharing Contributions under Section 4(a) and Forfeitures under Section 10(b) for each Plan Year shall be allocated as of the Allocation Date among the Profit Sharing Accounts of Participants so entitled under Section 3(b) in the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants, subject to the allocation limitations described in Section 7.

        (b) 401(k) Contributions and Catch Up Contributions - 401(k) Contributions and Catch Up Contributions under Section 4(b) for each Plan Year shall be allocated to the 401(k) Accounts of the Participants on whose behalf they were made, subject to the allocation limitations described in Section 7.

        (c) Matching Contributions - Matching Contributions under Section 4(c) for each Plan Year shall be allocated to the Matching Accounts of the Participants on whose behalf they were made, subject to the allocation limitations described in Section 7.

        (d) Rollover Contributions and ESOP Diversification Transfers - Rollover Contributions and transfers from the ESOP (pursuant to the ESOP's diversification election provisions) for each Plan Year shall be allocated to the Rollover Accounts and ESOP Diversification Accounts, respectively, of those Employees or Participants who made them.

        (e) Net Income (or Loss) of the Trust - The net income (or loss) of the Trust for each Plan Year attributable to Participants' Accounts shall be determined separately on a daily basis for each investment fund and allocated among such Accounts in proportion to the respective balances of such Accounts invested in such funds.

        (f) Accounting for Allocations - The Committee shall establish accounting procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section 6. From time to time, the Committee may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Section 6 and the requirements of the Code and ERISA.

Section 7. Allocation Limitation.

        The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

               (1)    100% of the Participant's Statutory Compensation; or

               (2) $40,000, as may be adjusted for increases in the cost of living pursuant to Section 415(d)(1)(C) of the Code.

Notwithstanding the foregoing, for the Plan Year ending December 31, 2001, the Annual Additions for such Plan Year with respect to any Participant may not exceed the lesser of: (1)

25% of the Participant's Statutory Compensation or (2) $35,000. For purposes of this Section 7, "Annual Additions" shall be the total of the Employer Contributions (other than Catch Up Contributions) and Forfeitures (including any income attributable to Forfeitures) allocated to the Accounts of a Participant for the Plan Year, plus the allocations of employer contributions and forfeitures made on his behalf under the ESOP. Annual Additions shall include 401(k) Contributions distributed to a Participant pursuant to Sections 4(b)(5)(ii) or 4(b)(6), but shall exclude any amounts paid to a Participant pursuant to the next paragraph of this Section 7.

        If the aggregate amount that would be allocated to the accounts of a Participant under this Plan and the ESOP in the absence of this limitation would exceed the amount set forth in this limitation, then, to the extent necessary, the Participant's Annual Additions for the Plan Year shall be reduced and reallocated to the Accounts of Participants not affected by this limitation for the Plan Year in the following order: (1) any Profit Sharing Contributions made on the Participant's behalf for the Plan Year shall be reduced, (2) any Additional 401(k) Contributions made on the Participant's behalf for the Plan Year shall be returned to the Participant as Compensation (together with any income attributable thereto), (3) any 401(k) Contributions made on the Participant's behalf for the Plan Year shall be returned to the Participant as Compensation (together with any income attributable thereto), (4) any Matching Contributions made on the Participant's behalf for the Plan Year shall be reduced and (5) any employer contributions under the ESOP made on the Participant's behalf for the Plan Year shall be reduced.

        If, after such reductions, there are any Forfeitures which can be allocated to no Participant's Accounts by reason of this limitation, such Forfeitures shall be credited to a "Forfeiture Suspense Account" and allocated as Forfeitures under Section 6(a) for the next succeeding Plan Year (prior to the allocation of Employer Contributions for such succeeding Plan Year).

Section 8. Frozen Gibbons Accounts.

        (a) Allocations to Gibbons Employee's Frozen Gibbons Accounts.

        Frozen Elective Deferral Account - A Frozen Elective Deferral Account shall be maintained to reflect the interest of each Gibbons Employee in his "elective deferral account" under the Gibbons Plan that was transferred to this Plan on May 1, 1998. The Frozen Elective Deferral Account maintained for a Participant shall be credited throughout each Plan Year with its share of the net income (or loss) of the Trust. Subaccounts of a Participant's Frozen Elective Deferral Account may be maintained to reflect the portion of the Frozen Elective Deferral Account that is invested in each investment fund.

        Frozen General Account - A Frozen General Account shall be maintained to reflect the interest of each Gibbons Employee in his "rollover account," "employer profit-sharing contribution account" and "employer matching contribution account" that was transferred to the Plan on May 1, 1998. The Frozen General Account maintained for a Gibbons Employee shall be credited throughout each Plan Year with its share of the net income (or loss) of the Trust. Subaccounts of a Gibbons Employee's Frozen General Account may be maintained to reflect the portion of the Frozen General Account that is invested in each investment fund.

        (b) Distributions From Frozen Accounts. All distributions from a Gibbons Employee's Frozen Elective Deferral Account and Frozen General Account (collectively referred to as "Frozen Accounts") shall be subject to the provisions of Section 12, except as otherwise provided in this Section 8(b). For purposes of Section 12(c), distribution to a

Gibbons Employee from his Frozen Accounts shall commence no later than the date provided in the first sentence in Section 12(c), unless a Gibbons Employee elects to maintain his Frozen Accounts in the Plan until they are required to be distributed under the second and third sentences of Section 12(c). For this purpose, failure to submit a claim for a distribution shall be deemed such an election. A Gibbons Employee may elect to receive his Frozen Accounts in one or a combination of the following forms:

            (i)  A single lump sum cash payment.

            (ii) Substantially equal monthly, quarterly or annual cash installments over a period not exceeding the life expectancy of the Gibbons Employee and the Gibbons Employee's spouse. The minimum installment amount, regardless of the periodic method chosen, must be at least $100.00.

If a Gibbons Employee fails to elect to a form of payment, payment shall be made as a single lump sum cash payment.

        (c) In-Service Distributions -

            (1) Frozen Elective Deferral Account. Each Gibbons Employee may request a withdrawal of all or a portion of his Frozen Elective Deferral Account at any time after he attains age 59 1/2 in accordance with such rules as may be prescribed by the Committee. A Gibbons Employee is entitled to make only one such withdrawal from his Frozen Elective Deferral Account in any Plan Year. Such withdrawals shall be distributed in the manner described in Section 8(b).

            (2) Frozen General Account. Each Gibbons Employee may request a withdrawal of all or a portion of his Frozen General Account at any time in accordance with such rules as may be prescribed by the Committee. A Gibbons Employee is entitled to make only one such withdrawal from his Frozen General Account in any Plan Year. Such withdrawals shall be distributed in the manner described in Section 8(b).

Section 9. Disclosure to Participants.

        (a) Summary Plan Description - Each Participant shall be furnished with a summary plan description of the Plan required by Sections 102(a)(l) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and U.S. Department of Labor regulations thereunder.

        (b) Summary Annual Report - Within two months after the due date for filing the annual return/report (Form 5500) for the Plan with the U.S. Department of Labor, each Participant shall be furnished with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form prescribed in regulations of the U.S. Department of Labor.

        (c) Quarterly Statement - Each Participant shall be furnished with a statement reflecting the following information:

            (1) The balances (if any) in the Participant's Accounts as of the beginning of the period.

            (2) The amount of each type of Employer Contributions, Rollover
                Contributions and ESOP Diversification transfers allocated to each of the Participant's Accounts for the period.

            (3) The adjustments to the Participant's Accounts to reflect the
                Participant's share of the net income (or loss) of the Trust for that period.

            (4) The new balances in the Participant's Accounts as of the end of the period.

            (5) His number of Years of Vesting Service and his vested percentage in his Account balances (under Sections 10 and 11).

        (d) Additional Disclosure - The Company shall make available for examination by any Participant copies of the Plan, the Trust Agreement and the latest annual return/report of the Plan filed (on Form 5500) with the U.S. Department of Labor. Upon written request of any Participant, the Company shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the U.S. Department of Labor.

Section 10. Vesting and Forfeitures.

        (a) Vesting -

            (1) A Participant's interest in his 401(k) Account, Rollover Account, Frozen Elective Deferral Account, Frozen General Account and ESOP Diversification Account shall be 100% vested and nonforfeitable at all times. Any Participant who is credited with an Hour of Service after December 31, 1998, shall become 100% vested in his Matching Account.

            (2) A Participant's interest in his Profit Sharing Account shall become 100% vested and nonforfeitable if he (A) is eligible for Retirement (whether or not he actually terminates Service), (B) terminates Service by reason of Disability, (C) dies while employed by the Company or an Affiliate or
(D) completes five Years of Vesting Service.

        (b) Forfeitures - Any portion of the final balances in a Participant's Profit Sharing Account which is not vested (and does not become part of his Capital Accumulation) shall become a Forfeiture as of the Allocation Date of the Plan Year in which he incurs a five-consecutive-year Break in Service (or in which he dies, if earlier). All Forfeitures will be reallocated to the Profit Sharing Account of remaining Participants, as provided in Section 6, as of the Allocation Date of the Plan Year in which a five-consecutive-year Break in Service occurs (or in which the Participant dies, if earlier).

Section 11. Years of Vesting Service and Break in Service.

        (a) Years of Vesting Service - An Employee's Years of Vesting Service shall be the number of Plan Years in which he is credited with at least 1000 Hours of Service. Years of Vesting Service shall include such Service with the Company or any Affiliate.

        (b) Break in Service - A one-year Break in Service shall occur in a Plan Year in which an Employee is not credited with more than 500 Hours of Service as a result of his termination of Service. A five-consecutive-year Break in Service shall be five consecutive one-year Breaks in Service.

        For purposes of determining whether a Break in Service has occurred, if an Employee begins a maternity/paternity absence described in Section 411(a)(6)(E)(i) of the Code or a leave covered under the Family and Medical Leave Act of 1993, the computation of his Hours of Service shall include the Hours of Service that would have been credited if he had not been so absent (or eight Hours of Service for each normal work day of such absence if the actual Hours of Service cannot be determined). For purposes of this Section 11(b), a "maternity/paternity absence" means an Employee's absence (A) by reason of (i) the pregnancy of the Employee, (ii) birth of a child of the Employee or (iii) placement of a child with the Employee in connection with the adoption of such child by such Employee, or (B) for purposes of caring for a child described in clause (A) for a period beginning immediately following such birth or placement. An Employee shall be credited for such Hours of Service (up to a maximum of 501

Hours of Service) in the Plan Year in which such absence begins (if such crediting will prevent him from incurring a Break in Service in such Plan Year) or in the next following Plan Year.

        (c) Reemployment - If a former Employee is reemployed after a one-year Break in Service, the following special rules shall apply in determining his Years of Vesting Service:

            (1) New Accounts may be established to reflect his interest in the
                Plan attributable to Service after the Break in Service.

            (2) If he is reemployed after the occurrence of a
                five-consecutive-year Break in Service, Years of Vesting Service after the Break in Service will not increase his vested interest in his Accounts attributable to Service prior to the Break in Service.

            (3) After he completes one Year of Vesting Service following reemployment, his Years of Vesting Service will include his Years of Vesting Service accumulated prior to the Break in Service.

Section 12. When Capital Accumulation Will Be Distributed.

        (a) Except as otherwise provided in Sections 8(b), 8(c), 12(c) and 13, a Participant's Capital Accumulation shall be distributed following his termination of Service. If the value of a Participant's Capital Accumulation exceeds $5,000, no portion of his Capital Accumulation may be distributed to him before he attains age 65 without his written consent.

        (b) Timing of Distributions -

            (1) If the value of a Participant's Capital Accumulation is $5,000 or less, his Capital Accumulation shall be distributed as soon as practicable after the date his Service terminates, upon the completion and processing of the applicable distribution forms. A Participant whose Service has terminated but who does not have any nonforfeitable interest in his Accounts shall be deemed to have received a distribution of zero dollars ($0).

            (2) If the value of a Participant's Capital Accumulation exceeds $5,000 and the Participant terminates Service (whether or not on account of Retirement or Disability), the Participant may elect to receive a distribution of his Capital Accumulation as soon as practicable after the date his Service terminates, upon the completion and processing of the applicable distribution forms.

            (3) In the event of the Participant's death, his Capital Accumulation shall be distributed to his Beneficiary as soon as practicable following his death, upon the completion and processing of the applicable distribution forms.

            (4) For purposes of determining the amount of any distribution, the value of the Participant's Accounts shall be determined at the time his distribution forms are processed.

        (c) Distribution of a Participant's Capital Accumulation shall commence not later than 60 days after the Allocation Date coinciding with or next following the latest of (1) the date of his 65th birthday, (2) the 10th anniversary of the date he became a Participant or (3) the date he terminates Service. The distribution of the Capital Accumulation of any Participant who attains age 70 1/2 in a calendar year and either has (1) terminated Service or
(2) is a "5% owner" (as defined in Section 416(i)(l)(B)(i) of the Code) must occur not later than April 1st of the next calendar year and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including
Section 1.401(a)(9)-2. If the amount of a Participant's Capital Accumulation cannot be determined (by the Committee) by the date on which a distribution is to occur, or if the Participant cannot be located, distribution of his Capital Accumulation shall occur within 60 days after the date on which his Capital Accumulation can be determined or after the date on which the Committee locates the Participant.

        (d) If a Participant's Capital Accumulation is retained in the Trust after his Service ends, his Accounts shall continue to be treated as described in Section 6 and he shall continue to be able to direct the investment of his Accounts (other than the nonvested portion of his Profit Sharing Account) in accordance with Section 5. However, except as otherwise provided in Section 3(b), his Profit Sharing Account shall not be credited with any additional Employer Contributions and Forfeitures. If a Participant's Service terminates and he does not have any vested and nonforfeitable interest in his Profit Sharing Account, the Participant shall continue to direct the Trustee as to the investment of such Account until the date such Participant becomes eligible to receive a Plan distribution in accordance with Sections 12(b)(1) or (2). After such date, the Committee shall direct the Trustee as to the investment of such Account.

        (e) Notwithstanding any other provision of this Plan, all or a portion of a Participant's Capital Accumulation may be distributed at any time to the Participant's former spouse or other alternate payee, even prior to the Participant's "earliest retirement age" (as defined in Section 414(p) of the Code), if such distribution is made pursuant to and in accordance with the terms of a "qualified domestic relations order" ("QDRO"), (including QDROs which were received prior to January 1, 2001). Such distribution will occur in a single lump sum in cash as soon as practicable following the date that the Committee determines that the order constitutes a QDRO. If the value of a Participant's Capital Accumulation exceeds $5,000 (at the time a distribution to the Participant's former spouse or other alternate payee would otherwise be available under this Section 12(e)), no portion of such Capital Accumulation may be distributed to his former spouse or other alternate payee, without the written consent of such former spouse or other alternate payee.

Section 13. Hardship Withdrawals.

        (a) A Participant who is an Employee shall be entitled to request a hardship withdrawal of a portion of his Capital Accumulation attributable to his Profit Sharing Account, 401(k) Account, Matching Account, Rollover Account and ESOP Diversification Account (less the amount of any income attributable to his 401(k) Contributions and Matching Account), with the value available for withdrawal determined at the time his hardship request is processed. Effective as of January 1, 1999, a withdrawal of 401(k) Contributions made under this
Section 13(a) shall not be considered an "eligible rollover distribution" (as described in Section 14(d) and defined in Section 402(c)(4) of the Code). Effective as of January 1, 2002, any withdrawal made under this Section 13(a) shall not be considered an "eligible rollover distribution" (as described in Section 14(d) and defined in Section 402(c)(4) of the Code). Any withdrawal attributable to the Participant's 401(k) Contributions and Matching Contributions (less the amount of any income attributable to his 401(k) Contributions and Matching Account) shall be available only if necessary in light of immediate and heavy financial needs of the Participant, as determined by the Committee in accordance with nondiscriminatory standards and pursuant to
Section 1.401(k)-1(d)(2) of the regulations under the Code. A hardship withdrawal shall be available only to be used for the following:

            (1) costs related directly to the purchase of a principal residence for the Participant (excluding mortgage payments);

            (2) reimbursement of tuition and related educational fees, including room and board and the costs of textbooks, for post-secondary education of the Participant, his spouse, his children or his dependents (as defined in Section 152 of the Code); provided that, a withdrawal of a Participant's 401(k) Contributions and Matching Contributions shall not be permitted for the costs of textbooks and shall be limited to tuition, fees, and room and board for the 12-month period following the withdrawal; or

            (3) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on that residence.

        (b) A withdrawal of less than $1,000 shall not be permitted, and no more than two withdrawals shall be permitted in each Plan Year. The determination of the amount of funds needed by the Participant may include any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. The maximum aggregate amount that may be withdrawn under this Section 13 shall be the lesser of (1) 40% of the Participant's vested Profit Sharing Account, Matching Account, ESOP Diversification Account and Rollover Account plus the Participant's 401(k) Contributions and the amount of any prior withdrawals made under this Section 13(a), determined at the time the hardship request is processed, or (2) $200,000 (reduced by any amount withdrawn as a hardship withdrawal from the ESOP), and the Committee may establish such rules as it deems appropriate in order to compute the amount that may be withdrawn by a Participant.

        (c) Prior to allowing a withdrawal of the Participant's 401(k) Contributions and Matching Contributions (less the amount of any income attributable to his 401(k) Contributions and Matching Account), the Committee shall make the following findings:

            (1) The distribution requested by the Participant is not in excess of the amount of the immediate and heavy financial need of the Participant.

            (2) The Participant has obtained all distributions (including hardship distributions under the ESOP and from the Participant's other Accounts under the Plan) and all nontaxable loans under all qualified plans of the Company.

            (3) The Participant has agreed that no 401(k) Contributions will be made on his behalf under Section 4(b) (or under any other qualified or nonqualified plan of deferred compensation maintained by an Employer) during the six month period (for the 2001 Plan Year only, 12-month period) commencing upon his receipt of a hardship withdrawal.

            (4) 401(k) Contributions to be made on behalf of the Participant for the Plan Year immediately following the Plan Year of the hardship withdrawal shall not exceed the applicable limit under
                Section 402(g) of the Code for such succeeding Plan Year, less the amount of the Participant's 401(k) Contributions for the Plan Year of the hardship withdrawal.

        (d) A hardship withdrawal shall be disbursed first from the Participant's Profit Sharing Account, Matching Account, Rollover Account and ESOP Diversification Account and then from the Participant's 401(k) Account. The amount withdrawn shall be taken prorata from the investment funds in which the Account is invested at the time of the withdrawal.

Section 14. How Capital Accumulation Will Be Distributed.

        (a) All distributions shall be made in a single lump sum in cash, except as provided in Section 8(b).

        (b) Distribution of a Participant's Capital Accumulation will be made to the Participant if he is living, and if not, to his Beneficiary. In the event of a Participant's death, the Participant's Beneficiary shall be the Participant's surviving spouse, or if none, his estate. A Participant (with the written consent of his spouse, if any, acknowledging the effect of the consent and witnessed by a notary public or Plan representative) may designate a different Beneficiary (and contingent Beneficiaries) from time to time by filing a written designation with the Committee. A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary on or before the December 31st of the calendar year that includes the fifth anniversary of his death, except to the extent that distribution has previously commenced in accordance with Section 8(b), as applicable.

        (c) The Company shall furnish the recipient of a distribution with the tax consequences explanation required by Section 402(f) of the Code and shall comply with the withholding requirements of Section 3405 of the Code and of any applicable state law with respect to distributions from the Trust. If the Committee so elects for a Plan Year, distributions to Participants may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the regulations under the Code is given; provided, however, that no such distribution to a Participant shall be made unless (1) the Participant is informed that he has the right for a period of at least 30 days after receiving the notice to consider whether or not to consent to a distribution (or a particular distribution option), and (2) the Participant affirmatively elects to receive a distribution after receiving the notice.

        (d) If a distribution of a Participant's Capital Accumulation is neither one of a series of annual installments over a period of ten years (or more), a hardship withdrawal (for the 2001 Plan Year, a hardship withdrawal of amounts attributable to 401(k) Contributions only), nor the minimum amount required to be distributed pursuant to the second sentence of Section 12(c), (an "eligible rollover distribution"), the Committee shall notify the Participant (or his surviving spouse or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in
Section 408(a) of the Code or an individual retirement annuity described in
Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code (and for transfers after December 31, 2001, a transfer described in Sections 403(b)(8) or 457(d)(16) of the Code) that accepts "eligible rollover distributions." For the 2001 Plan Year only, if such an "eligible rollover distribution" is to be made to the Participant's surviving spouse, the Committee shall notify the surviving spouse of his right to elect to have the distribution paid directly to an "eligible retirement plan" that is either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code. Any election under this Section 14(d) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with
Section 401(a)(31) of the Code.

Section 15. No Assignment of Benefits.

        A Participant's interest in the Plan may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, except in accordance with
(i) a "qualified domestic relations order" (as defined in Section 414(p) of the Code); (ii) a federal tax levy or collection by the Internal Revenue Service on a judgment resulting from an unpaid tax assessment; or (iii) a judgment or settlement described in Section 401(a)(13)(C) of the Code.

Section 16. Administration.

        (a) Administrative Committee - The Plan will be administered by an Administrative Committee composed of not fewer than three individuals appointed by the Board of Directors to serve at its pleasure and without compensation. The members of the Committee shall be the named fiduciaries with authority to control and manage the operation and administration of the

Plan. Members of the Committee need not be Employees or Participants. Any Committee member may resign by giving notice, in writing, to the Board of Directors.

        (b) Committee Action - Committee action will be by vote of a majority of the members at a meeting or in writing by all the members without a meeting. A Committee member who is a Participant shall not vote on any question relating specifically to himself.

        The Committee shall choose from its members a Chairman and a Secretary. The Chairman or the Secretary of the Committee shall be authorized to execute any certificate or other written direction on behalf of the Committee. The Secretary shall keep a record of the Committee's proceedings and of all dates, records and documents pertaining to the administration of the Plan.

        (c) Powers and Duties of the Committee - The Committee shall have all powers necessary to enable it to administer the Plan and the Trust Agreement in accordance with their provisions, including without limitation the following:

            (1) resolving all questions relating to the eligibility of Employees to become Participants;

            (2) determining the appropriate allocations to Participants'
                Accounts pursuant to Section 6;

            (3) determining the amount of benefits payable to a Participant (or
                Beneficiary), and the time and manner in which such benefits are to be paid;

            (4) selecting the investment funds to be offered to Participants for investment of their Accounts;

            (5) authorizing and directing all disbursements of Trust Assets by the Trustee;

            (6) establishing procedures in accordance with Section 414(p) of the
                Code to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

            (7) engaging any administrative, legal, accounting, clerical or other services that it may deem appropriate;

            (8) construing and interpreting the Plan and the Trust Agreement and adopting rules for administration of the Plan that are consistent with the terms of the Plan documents and of ERISA and the Code;

            (9) compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan;

            (10) reviewing the performance of the Trustee with respect to the
                 Trustee's administrative duties, responsibilities and obligations under the Plan and Trust Agreement; and

            (11) executing agreements and other documents on behalf of the Plan and Trust.


        The Committee shall perform its duties under the Plan and the Trust Agreement solely in the interests of the Participants (and their Beneficiaries). Any discretion granted to the Committee under any of the provisions of the Plan or the Trust Agreement shall be exercised only in accordance with rules and policies established by the Committee which shall be applicable on a nondiscriminatory basis. The Committee shall have the full and exclusive discretion to interpret and administer the Plan. All actions, interpretations and decisions of the Committee are conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

        (d) Expenses - All reasonable expenses of administering the Plan and Trust may be charged to and paid out of the Trust Assets. A Participant's Accounts may be charged with any expenses that are incurred by the Participant in connection with any investment transaction with respect to the Participant's Accounts.

        The Company may, however, pay all or any portion of such expenses of the Plan and Trust directly, and payment of expenses by the Company shall not be deemed to be Employer Contributions.

        (e) Information to be Submitted to the Committee - To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters as the Committee may require, and shall maintain such other records as the Committee may determine are necessary or appropriate in order to determine the benefits due or which may become due to Participants (or Beneficiaries) under the Plan.

        (f) Delegation of Fiduciary Responsibility - The Committee from time to time may allocate to one or more of its members and/or may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be so delegated under ERISA. Any such allocation or delegation shall be made in writing, shall be reviewed periodically by the Committee and shall be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances.

        (g) Bonding, Insurance and Indemnity - To the extent required under
Section 412 of ERISA, the Company shall secure fidelity bonding for the fiduciaries of the Plan.

        The Company (in its discretion) or the Trustee (as directed by the Committee) may obtain a policy or policies of insurance for the Committee (and other fiduciaries of the Plan) to cover liability or loss occurring by reason of the act or omission of a fiduciary. If such insurance is purchased with Trust Assets, the policy must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. The Company hereby agrees, to the maximum extent permitted by law, to indemnify and hold harmless the

Committee and each of its designees under Section 16(f), who is an officer, director or employee of any Employer, against any and all claims, loss, damages, liability, expenses, including legal fees, costs, judgments, fines, settlements and other amounts actually and reasonably incurred, including in connection with any proceeding, arising by reason of the fact that such person is or was acting in such capacity.

        (h) Notices, Statements and Reports - The Company shall be the "Plan Administrator" (as defined in Section 3(16)(A) of ERISA and Section 414(g) of the Code) for purposes of the reporting and disclosure requirements of ERISA and the Code. The Committee shall assist the Company, as requested, in complying with such reporting and disclosure requirements. The Company shall be the designated agent of the Plan for the service of legal process.

Section 17. Claims Procedure.

        A Participant (or Beneficiary) who does not receive a distribution of benefits to which he believes he is entitled may present a claim to the Committee. The claim for benefits must be in writing and addressed to the Committee or to the Company. If the claim for benefits is denied, the Committee shall notify the Participant (or Beneficiary) in writing within 90 days after the Committee initially received the benefit claim. If there are special circumstances which require an extension of time for processing the claim for benefits, the Committee's decision shall be rendered not later than 180 days after receipt of a claim. Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of the basis for the denial, any additional material or information necessary for the Participant (or Beneficiary) to perfect his claim and the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

        Each Participant (or Beneficiary) whose claim for benefits has been denied may file a written request for a review of his claim by the Committee. The request for review must be filed by the Participant (or Beneficiary) within 60 days after he receives the written notice denying his claim. The decision of the Committee will be made within 60 days after receipt of a request for review and shall be communicated in writing to the claimant. Such written notice shall set forth the basis for the Committee's decision. If there are special circumstances (such as the need to hold a hearing) which require an extension of time for completing the review, the Committee's decision shall be rendered not later than 120 days after receipt of a request for review. All decisions and interpretations of the Committee under this Section 17 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

Section 18. Limitation on Participants' Rights.

        A Participant's Capital Accumulation will be based solely upon his vested interest in his Accounts and will be paid only from the Trust Assets. An Employer, the Committee or the Trustee shall not have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

        The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between an Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained in this Plan shall be deemed to give an Employee the right to be retained in the Service of an Employer or to interfere with the right of an Employer to discharge, with or without cause, any Employee at any time.

Section 19. Future of the Plan.

        The Company reserves the right to amend or terminate the Plan (in whole or in part) and the Trust Agreement at any time, by action of the Board of Directors. Neither amendment nor termination of the Plan shall retroactively reduce the vested rights of Participants or permit any part of the Trust Assets to be diverted to or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries).

        The Company specifically reserves the right to amend the Plan and the Trust Agreement retroactively in order to satisfy any applicable requirements of the Code and ERISA.

        If the Plan is terminated (or partially terminated), participation of Participants affected by the termination will end. If Employer Contributions are not replaced by contributions to a comparable plan which satisfies the requirements of Section 401(a) of the Code, the Accounts of only those Participants who are Employees on the effective date of termination will become nonforfeitable as of that date. A complete discontinuance of Employer Contributions shall be deemed to be a termination of the Plan for this purpose. The Capital Accumulation of those Participants whose Service terminated prior to the effective date of Plan termination shall continue to be determined pursuant to Section 10; and, to the extent that such Participants are not vested, the nonvested balances in their Accounts will become Forfeitures to be reallocated as of the effective date of Plan termination (even if they have not incurred a five-consecutive-year Break in Service).

        After termination of the Plan, the Trust will be maintained until the Capital Accumulations of all Participants have been distributed. Capital Accumulations shall be distributed as soon as practicable following termination of the Plan.

        In the event of the merger or consolidation of this Plan with another plan, or the transfer of Trust assets (or liabilities) to another plan, the Account balances of each Participant immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).

Section 20. "Top-Heavy" Contingency Provisions.

        (a) The provisions of this Section 20 are included in the Plan pursuant to Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "top-heavy plan" under Section 416(g) of the Code for any Plan Year.

        (b) The determination as to whether the Plan becomes "top-heavy" for any Plan Year shall be made as of the Allocation Date of the immediately preceding Plan Year by considering the Plan together with the ESOP and any other tax-qualified plan maintained by an Employer in which a "key employee" participates. The Plan and the ESOP (and any other plan required to be aggregated with the Plan) shall be "top-heavy" only if the total of the account balances under the Plan and the ESOP and such other plan for "key employees" as of the determination date exceeds 60% of the total of the account balances for all Participants. For such purpose, account balances shall be computed and adjusted pursuant to Section 416(g) of the Code. "Key employees" shall be certain Participants (who are officers or shareholders of the Company) and Beneficiaries described in Section 416(i)(1) or (5) of the Code.

        (c) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Allocation Date (and who is not a "key employee") shall receive a minimum allocation of Employer Contributions and Forfeitures which is equal to the lesser of:

            (1) 3% of his Statutory Compensation; or

            (2) the same percentage of his Statutory Compensation as the allocation to the "key employee" for whom the percentage is the highest for that Plan Year. 401(k) Contributions made by key employees during a Plan Year shall be included in determining the "key employee" with the highest percentage for such Plan Year.

For this purpose, Statutory Compensation of each Employee shall not take into account any amount in excess of $200,000 ($170,000 for the 2001 Plan Year), as adjusted periodically after 2002 for increases in the cost of living.

        (d) As of the first day of any Plan Year in which the Plan has become "top-heavy," the vesting provision in Section 10(a)(2) shall be amended (with respect to any Employee who is credited with at least one Hour of Service after the Plan has become "top-heavy") to provide for vesting upon completion of at least three Years of Vesting Service.

        If the Plan ceases to be "top-heavy," the Capital Accumulation of a Participant who, at that time, has less than three years of Service shall thereafter be determined under the vesting provision in Section 10(a)(2), instead of under this Section 20(d), except that his nonforfeitable percentage shall not be reduced below the nonforfeitable percentage that he had at the time the Plan ceased to be "top-heavy." If the Plan ceases to be "top-heavy," the Capital Accumulation of a Participant who, at that time, has three or more years of Service shall continue to be determined under this Section 20(d).

Section 21. Governing Law.

        The provisions of this Plan and the Trust Agreement shall be construed, administered and enforced in accordance with the laws of the State of California, to the extent such laws are not superseded by ERISA.

Section 22. Execution.

        To record the amendment and restatement of the Plan, the Company has caused this document to be executed on this _____ day of _______________, 2001.



                                     GRANITE CONSTRUCTION
                                     INCORPORATED

                                     By
                                       --------------------------------
                                     Its
                                        -------------------------------